Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER OF
REDTONE ASIA, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of REDtone Asia, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hui Nooi Ng, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, based on my knowledge, that:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:            January 14, 2016

By:                /s/ Hui Nooi Ng
Name:        Hui Nooi Ng
Title:           Chief Financial Officer
(Principal Financial Officer)

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.